UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 33-4424

Name of Registrant: VANGUARD CONVERTIBLE SECURITIES FUND

Address of Registrant: P.O. BOX 2600, VALLEY FORGE, PA 19482

Name and address of agent for service: R. GREGORY BARTON
                                       P.O. BOX 876
                                       VALLEY FORGE, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  November 30

Date of reporting period:  December 1, 2002 - November 30, 2003

ITEM 1: Reports to Shareholders

VANGUARD(R) CONVERTIBLE SECURITIES FUND

NOVEMBER 30, 2003

[GRAPHIC]

ANNUAL REPORT

THE VANGUARD GROUP(R) LOGO

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

 1 letter from the chairman
 6 report from the advisor
10 fund profile
11 glossary of investment terms
13 performance summary
14 your fund's after-tax returns
15 about your fund's expenses
16 financial statements
26 advantages of vanguard.com
--------------------------------------------------------------------------------
SUMMARY

* Vanguard Convertible Securities Fund posted a return of 28.1% during the 12 months ended November 30, 2003.
*    The fund  outpaced all of its  comparative  measures by several  percentage points.
* During the fiscal year, common stocks rebounded and bonds with lower credit ratings surged, providing a favorable environment for hybrid convertibles.
--------------------------------------------------------------------------------
Want less clutter in your mailbox? Just register with Vanguard.com and opt to get fund reports online.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the 12 months ended November 30, 2003, the stock market rebounded strongly from last year's bear-market lows. Convertible securities, which offer some of the upside potential of stocks and some of the risk-reducing properties of bonds, were particularly attractive to investors, who-- perhaps mindful of rebounds that had petered out in previous years--drove up the prices of these securities, generating total returns higher than those of common stocks. In this environment, Vanguard Convertible Securities Fund earned 28.1%, its best fiscal-year result in 12 years.

[PICTURES OF JOHN J. BRENNAN]



-------------------------------------------------------
2003 TOTAL RETURNS                    FISCAL YEAR ENDED
                                            NOVEMBER 30
-------------------------------------------------------
VANGUARD CONVERTIBLE SECURITIES FUND              28.1%
CS First Boston Convertibles Index                23.7
Average Convertible Securities Fund*              22.1
Wilshire 5000 Index                               19.0
-------------------------------------------------------
*Derived from data provided by Lipper Inc.

As the table at left shows, your fund's total return (capital change plus reinvested distributions) was well above those of its main comparative measures--the unmanaged Credit Suisse First Boston Convertible Securities Index and the average mutual fund peer-- and about 9 percentage points higher than the return of the broad U.S. stock market, as measured by the Wilshire 5000 Total Market Index. The per-share components of your fund's total return--dividends and change in net asset value--appear on page 5. The fund's yield at fiscal year-end was 3.73%, 36 basis points lower than at the start of the period.

STOCKS SURGED ON POSITIVE ECONOMIC AND FINANCIAL REPORTS

The prospect of war with Iraq and a spate of weak economic reports depressed U.S. stock prices in the opening months of the fiscal year.

--------------------------------------------------------------------------------
If you hold the fund in a taxable account, please see page 14 for a report on the fund's after-tax returns.
--------------------------------------------------------------------------------

Once the start of combat dissipated some uncertainties, however, investors' mood turned upbeat, igniting a robust stock market rally. In the fiscal year's final weeks, stocks were propelled by reports that productivity and manufacturing activity were growing rapidly, while profits at U.S. corporations rose nearly 30% in the third calendar quarter from their year-earlier levels.

For the 12 months, the broad market, as measured by the Wilshire 5000 Index, returned 19.0%. Within market-capitalization ranges, gains were substantially similar for growth and value stocks (i.e., stocks that sport premium prices for their earnings growth potential versus those having bargain-basement price tags relative to earnings, book value, or other measures). A large divergence between small- and large-company stock returns, however, suggested that investors had a renewed interest in riskier stocks. The 36.3% return of the small-cap Russell
2000 Index was more than double the result of the large- and mid-cap Russell 1000 Index.

Stock gains were equally impressive in many international markets, particularly those in the Pacific Rim nations and emerging-markets countries. For U.S.-based investors, the weakening of the dollar relative to most major currencies boosted returns from abroad.

BOND INVESTORS WERE REWARDED FOR TAKING GREATER RISKS

As in the stock market, the best returns in the bond market came from the riskiest securities. Returns of corporate bonds exceeded those of U.S. Treasury securities with comparable maturities, while below-investment-grade bonds posted spectacular results that topped the gain of the broad stock market. The Lehman Brothers High Yield Bond Index, which tracks the performance of bonds issued by companies with "junk" credit ratings, returned 27.9%. The yield of the benchmark 10-year Treasury note rose 12 basis points (0.12 percentage point) during the period to 4.33%. For the 12 months, the Lehman Aggregate Bond Index, a measure of the taxable investment-grade bond market, returned 5.2%, as rising interest income offset falling bond prices.

The story was different among the shortest-maturity debt securities, whose yields are influenced more strongly by the Federal Reserve

------------------------------------------------------------------------------
MARKET BAROMETER                                 AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED NOVEMBER 30, 2003
                                        --------------------------------------
                                              ONE           THREE         FIVE
                                             YEAR           YEARS        YEARS
------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)             16.9%           -4.9%         0.2%
Russell 2000 Index (Small-caps)             36.3             8.5          8.0
Wilshire 5000 Index (Entire market)         19.0            -3.3          0.8
MSCI All Country World Index
 ex USA (International)                     27.1            -2.3          0.7
------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                  5.2%            7.9%         6.5%
 (Broad taxable market)
Lehman Municipal Bond Index                  6.7             7.2          5.7
Citigroup 3-Month Treasury Bill Index        1.1             2.4          3.6
==============================================================================
CPI
Consumer Price Index                         1.8%            2.0%         2.4%
------------------------------------------------------------------------------

Board's actions than by market forces. In June, the Fed reduced its target federal-funds rate by 25 basis points to 1.00%, the lowest level since 1958. The yield of the 3-month Treasury bill, a fair proxy for money market interest rates, fell to 0.81% in mid-June, then rose modestly to end the fiscal year at 0.93%, 28 basis points lower than its year-ago level.

YIELD SPREADS NARROWED, BENEFITING CONVERTIBLES

The Convertible Securities Fund's 28.1% return, a stellar result in both absolute and relative terms, was bolstered by several factors. As hybrid securities with some characteristics of bonds and some of stocks, convertibles benefited from both the resurgence of stocks, particularly small-cap stocks, and the narrowing of the credit yield spread, as prices for riskier debt issues surged well ahead of those for investment-grade securities. (Convertibles tend to be issued by smaller companies with lower credit ratings, though several blue chips floated offerings in the past year.)

In addition, the technology and telecommunications industries-- the very sectors that helped drag down your fund's performance last fiscal year--boosted the fund's absolute returns during fiscal 2003. Compared with its benchmarks, however, your fund was light in these sectors earlier in the year, which dampened performance relative to the index during the first six months.

Most important, the fund's investment advisor, Oaktree Capital Management, added value through its security selection in several sectors, as the prices of some of its long-term holdings skyrocketed. For details on individual securities and fund performance, see the Report from the Advisor, which begins on page 6.

THE FUND HAS DELIVERED SOLID LONG-TERM PERFORMANCE

Of course, a 28.1% one-year return is exceptional and should not be expected consistently from any fund, whether it invests in convertibles or another asset class. But the fund has also done well over longer periods. As the accompanying table shows, over the past decade, your fund delivered a solid annualized return of 8.7%. This result was roughly on par with those of its comparative standards--slightly outpacing the gain of the average competing fund but slightly lagging that of the benchmark index--and not far below the return of common stocks. However, your fund generated this solid return with lower volatility than any of these measures. Unlike some fund peers that will on occasion invest in other asset classes, your fund invests almost exclusively in convertible bonds and some convertible preferred stocks. In addition, the advisor carefully screens companies for creditworthiness.

We believe that the Convertible Securities Fund will continue to perform competitively because of both the investment skills of the fund advisor and our cost advantage. In fact, Vanguard's expense ratios are typically just a fraction of those of other fund companies, which has two key implications. First, more of our funds' returns go to shareholders. Second, our competitors must generate gross returns higher than ours to match our net returns--a difficult hurdle to surmount year after year. The cost of investing--unlike other factors, such as the performance of the financial markets--is within your control. (A comparison of your fund's cost with the average cost of its competitors is provided on page 15.)


-----------------------------------------------------------------------
TOTAL RETURNS                                           TEN YEARS ENDED
                                                      NOVEMBER 30, 2003
-----------------------------------------------------------------------
                                      AVERAGE            FINAL VALUE OF
                                       ANNUAL                 A $10,000
                                       RETURN        INITIAL INVESTMENT
-----------------------------------------------------------------------
Convertible Securities Fund              8.7%                   $23,051
CS First Boston Convertibles Index       9.1                     23,930
Average Convertible Securities Fund      8.4                     22,494
Wilshire 5000 Index                     10.3                     26,648
-----------------------------------------------------------------------


BALANCE NEVER GOES OUT OF STYLE

The past several years have been a roller-coaster ride for investors, as one of the longest bull markets in history was followed by one of the worst bear markets for stocks, which in turn underwent a remarkable resurgence this year. Although probably no investor escaped unscathed, those who were diversified across and within asset classes weathered the ride better than those who were not. Volatile markets reinforce the virtue of the time-honored principle of balance--holding stocks, bonds, and short-term reserves in allocations appropriate for your goals, time horizon, and risk tolerance. Because no one can accurately predict what the future will bring, building and holding a balanced portfolio is the most prudent course. Vanguard Convertible Securities Fund can play a valuable role in such a portfolio.

I feel compelled to close this letter with an assurance that the reports of late-trading and market-timing at some competing investment management firms are as shocking--and upsetting--to us as they no doubt are to you. Vanguard has policies and procedures in place to identify and deter such behavior. More important, I believe that Vanguard shareholders can be confident both in the integrity of our excellent crew and in the benefits provided by our client-owned corporate structure--a structure that perfectly aligns our day-to-day efforts with your long-term financial goals.

Thank you for entrusting us with your assets.

Sincerely,


/S/JOHN J. BRENNAN
John J. Brennan
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

DECEMBER 11, 2003



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE NOVEMBER 30, 2002-NOVEMBER 30, 2003

                                                         DISTRIBUTIONS PER SHARE
                                                        ------------------------
                                  STARTING       ENDING       INCOME     CAPITAL
                               SHARE PRICE  SHARE PRICE    DIVIDENDS       GAINS
--------------------------------------------------------------------------------
Convertible Securities Fund         $10.57       $13.05        $0.41       $0.00
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

Vanguard Convertible Securities Fund performed well during the second half of fiscal 2003, taking the full year's absolute and relative performance to high levels. For the 12 months, the fund earned 28.1%, outperforming its primary benchmark, the CS First Boston Convertibles Index (+23.7%), as well as the
Goldman Sachs/Bloomberg U.S. Convertible 100 Index (+16.0%), another widely followed convertibles benchmark. The fund also outperformed the Standard & Poor's 500 Index and most of the widely followed bond indexes. Our outperformance of the S&P 500 was largely a function of, first, our exposure to convertibles from small- and mid-capitalization companies and, second, the tightening of credit spreads, which boosted the valuations of convertible securities. This performance advantage versus the S&P 500 should not be considered sustainable, as convertibles normally lag in an equity advance.

THE INVESTMENT ENVIRONMENT

The second half of fiscal 2003 repeated many of the trends from the first half of the year. The two most dominant themes were the continuation of credit-spread tightening and the very robust issuance of new convertible securities. As discussed in May's semiannual report, the tightening was primarily a result of investors' becoming more optimistic about both the economy and corporate fundamentals. Fundamentals have improved as corporations enhance their balance sheets through transactions such as refinancing at lower rates and longer maturities. New convertible issuance was also an important factor during fiscal 2003, as the year produced the second-highest dollar volume on record: $82.3 billion from 252 deals. This compares with the prior year's total of 115 deals raising $52.3 billion.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY

The advisor believes that a reasonable level of current income and long-term growth in capital can be achieved by investing in a broadly diversified group of convertible securities that provide attractive combinations of current income and potential for price appreciation from their convertibility into common stock.
--------------------------------------------------------------------------------

Significant convertible issuers in fiscal 2003 included General Motors ($4.0 billion), Wells Fargo ($3.0 billion), American Express ($2.0 billion),

Schlumberger ($1.4 billion), and Walt Disney ($1.3 billion). Other deals we especially liked came from Freeport-McMoRan Copper & Gold, Valeant Pharmaceuticals International, Primus Telecom, and Continental Airlines. While the dollar volume of new deals did not set a record, the number of new securities did eclipse the 208 convertibles issued in 2001. The past year's issuance was well diversified by industry, issuer, and credit quality. An extraordinarily high proportion came in the form of coupon-bearing convertible bonds--approximately 85%, compared with the previous five-year average of 42%. We always prefer convertible bonds over other convertible structures, and thus we welcome this trend.

Demand for convertibles remained quite strong throughout the year, as investors appreciated the securities' benefits: the potential for appreciation when their underlying common stocks move upward; relative protection when their underlying stocks decline; higher current yields; and diversification. The demand for attractively priced new deals currently exceeds supply, and thus many deals are on an allocation basis.

THE FUND'S SUCCESSES

Our absolute performance continued to be influenced by the tightening of credit spreads, but most of our performance advantage over the fund's benchmarks during fiscal 2003 came from security selection. In particular, we saw outperformance in our overweighted positions and in many of our small- and mid-cap convertibles. (Small- and mid-cap stocks posted significant gains during 2003, certainly driving up the prices of many convertibles.) Some of our top-performing issues included Freeport-McMoRan, RF Micro Devices, Nextel Communications, Navistar International, and Teva Pharmaceutical.

We also benefited from our aggressive buying around the middle of the year. This was a period of relative price weakness caused by a dramatic oversupply of new convertibles, overpricing of some of these deals, and adjustment to the new dividend tax environment. This last factor was quite disruptive to the market as corporations reevaluated their common dividend policies and, in many cases, declared their first dividends or announced significant dividend increases. For companies with outstanding convertibles, any significant increase in common dividends diminishes the convertible's yield advantage and reduces the intrinsic value of the security. The impact on our holdings from this factor was minimal, but we took advantage of buying opportunities as they occurred.

THE FUND'S SHORTFALLS

While we are very pleased with the Convertible Securities Fund's return for fiscal 2003, our underweighting of the tech/telecom area earlier in the year proved to be a drag on our relative results. With spreads tightening, these highly depressed convertibles produced some dramatic gains. The fund was also underweighted in the automobile industry, specifically in the Ford 6.50% convertible preferred, which did well and was the heaviest-weighted issue in the CS First Boston Convertibles Index.

OUR POSITION

As we enter the new year, we are slightly accelerating our normal sell strategy because the prices of many convertibles, especially those from small-cap technology and telecom firms, have advanced to 140%-160% of par. We are redeploying our sale proceeds into more balanced, higher-yielding issues that will provide more downside protection in the event of a market pullback. The convertible market's weighted-average delta (i.e., degree of participation in the appreciation of underlying stocks) is higher than it was a year or two ago, due to the significant rally in equities. Not counting a modest cash reserve, our portfolio remains fully invested, with an approximate mix of 91% convertible bonds and 9% convertible preferreds. We are very comfortable with the credit profile of the portfolio and remain optimistic about the near-term outlook for the convertible securities market.

LARRY KEELE, PORTFOLIO MANAGER
OAKTREE CAPITAL MANAGEMENT, LLC

DECEMBER 10, 2003

--------------------------------------------------------------------------------
PORTFOLIO CHANGES                            FISCAL YEAR ENDED NOVEMBER 30, 2003

NEW HOLDINGS                          COMMENTS
--------------------------------------------------------------------------------
Valeant  Pharmaceuticals              Very attractive  convertibles with  above-
International (formerly               average  call  protection. We  believe the
ICN   Pharmaceuticals)                stock  is  priced  attractively,  and  the
(3.0% convertible note due            company  has  a  new  management  team.
8/16/2010; 4.0% convertible
note due 11/15/2013)
--------------------------------------------------------------------------------
Fisher  Scientific  International     A solid  growth company with an attractive
convertible  (2.50%  convertible      that  carries  seven  years of full call
note due 10/01/2023)                  protection.
--------------------------------------------------------------------------------
Primus  Telecommunications            A  statistically  cheap  convertible  with
(3.75% convertible note due           improving company fundamentals.
9/15/2010)
--------------------------------------------------------------------------------
REDUCTIONS
--------------------------------------------------------------------------------
Navistar   International*             The  security  reached  our  price target.
(2.50% convertible note due
12/15/2007)
--------------------------------------------------------------------------------
Teva  Pharmaceutical*                 The  bonds  hit  our price  target in  the
(0.75% convertible note due           low 140s.
8/15/2021)
--------------------------------------------------------------------------------
Sealed Air*                           The security reached our price  target and
  ($2.00 preferred)                   was eventually called by the company.
--------------------------------------------------------------------------------
Freeport-McMoRan                      This top-performing security has entered
(7.0% convertible note due 2/11/2011) our targeted Copper & Gold sell range. We are reducing our weighting.
--------------------------------------------------------------------------------
*Eliminated from portfolio.


SEE PAGE 16 FOR A COMPLETE LIST OF THE FUND'S HOLDINGS.

FUND PROFILE                                                    AS OF 11/30/2003

This Profile provides a snapshot of the fund's characteristics, compared where appropriate with a broad market index. Key terms are defined on pages 11 and 12.


CONVERTIBLE SECURITIES FUND
-------------------------------------------------------
PORTFOLIO CHARACTERISTICS

Number of Securities                                100
Yield                                              3.7%
Conversion Premium                                51.8%
Average Weighted Maturity                     5.9 years
Average Coupon                                     3.8%
Average Quality                                      B+
Average Duration                              4.9 years
Foreign Holdings                                   8.3%
Turnover Rate                                      127%
Expense Ratio                                     0.84%
Short-Term Reserves                                  4%
-------------------------------------------------------

--------------------------------------
DISTRIBUTION BY CREDIT QUALITY
  (% OF FIXED INCOME PORTFOLIO)

Aaa/AAA                             0%
Aa/AA                               0
A/A                                 2
Baa/BBB                            11
Ba/BB                              10
B/B                                44
Below B/B                          14
Not Rated                          19
--------------------------------------
Total                             100%
--------------------------------------

-------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

Tyco International Ltd.                            3.8%
  (conglomerate)
Valeant Pharmaceuticals International              3.1
  (pharmaceuticals)
Fisher Scientific International Inc.               2.9
  (retail)
Primus Telecommunications Group, Inc.              2.8
  (telecommunications)
Continental Airlines, Inc.                         2.7
  (air transportation)
Echostar Communications Corp.                      2.7
  (telecommunications)
Nortel Networks Corp.                              2.5
  (telecommunications)
Veeco Instruments, Inc.                            2.5
  (electronics)
Navistar Financial Corp.                           2.4
  (financial services)
Service Corp. International                        2.2
  (consumer services)
-------------------------------------------------------
Top Ten                                           27.6%
-------------------------------------------------------
The "Ten Largest Holdings" excludes any temporary cash investments and equity index products.

----------------------------------------------
VOLATILITY MEASURES
                                      WILSHIRE
                         FUND             5000
----------------------------------------------
R-Squared                0.69             1.00
Beta                     0.55             1.00
----------------------------------------------

----------------------------------------------
DISTRIBUTION BY MATURITY
  (% OF FIXED INCOME PORTFOLIO)

Under 1 Year                                0%
1--5 Years                                 44
5--10 Years                                53
10--20 Years                                3
20--30 Years                                0
Over 30 Years                               0
----------------------------------------------
Total                                     100%
----------------------------------------------



                                               VISIT OUR WEBSITE AT VANGUARD.COM
                                         FOR REGULARLY UPDATED FUND INFORMATION.

----------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)

Auto & Transportation                       7%
Consumer Discretionary                     21
Consumer Staples                            0
Financial Services                         10
Health Care                                16
Integrated Oils                             0
Other Energy                                4
Materials & Processing                      2
Producer Durables                           7
Technology                                 17
Utilities                                   7
Other                                       5
----------------------------------------------
Cash Investments                            4%
----------------------------------------------




GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers.
-------------------------------------------------------------------------------
AVERAGE WEIGHTED MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid. The figure reflects the proportion of fund assets represented by each security.
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
-------------------------------------------------------------------------------
CONVERSION PREMIUM. The average percentage by which the weighted average market price of the convertible securities held by a fund exceeds the weighted average market price of their underlying common stocks. For example, if a stock is trading at $25 per share and a bond convertible into the stock is trading at a price equivalent to $30 per share of stock, the conversion premium is 20% ($54$25520%).
-------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
-------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's net assets represented by securities of companies based outside the United States.
-------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
-------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
-------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
-------------------------------------------------------------------------------
YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY                                             AS OF 11/30/2003

All of the returns in this report represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely. An investor's shares, when redeemed, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

CONVERTIBLE SECURITIES FUND
--------------------------------------------------------------------------------
CUMULATIVE PERFORMANCE NOVEMBER 30, 1993-NOVEMBER 30, 2003

                                             CS FIRST       AVERAGE
                                               BOSTON   CONVERTIBLE
               CONVERTIBLE    WILSHIRE   CONVERTIBLES    SECURITIES
           SECURITIES FUND  5000 INDEX          INDEX         FUND*

199311               10000       10000          10000         10000
199402               10202       10265          10290         10341
199405                9558        9991           9712          9858
199408                9905       10455          10068         10182
199411                9565       10038           9613          9777
199502                9696       10807           9989         10078
199505               10216       11753          10795         10707
199508               10997       12750          11707         11360
199511               11201       13658          11917         11655
199602               11466       14503          12577         12303
199605               12268       15434          13268         12818
199608               12124       14945          12911         12649
199611               12867       17018          13746         13506
199702               13169       17719          14002         13987
199705               13561       18926          14492         14499
199708               14606       20516          15742         15543
199711               14772       21690          15861         15717
199802               15804       23828          16658         16691
199805               15939       24644          16912         16973
199808               13377       21064          14574         14772
199811               14453       25627          16077         16017
199902               14800       27245          16938         16689
199905               15983       29003          18202         17857
199908               16508       29252          18792         18207
199911               18044       31314          20990         19839
200002               22232       33016          26316         23954
200005               20215       31997          23181         22154
200008               23003       35102          25783         24296
200011               18995       29495          21314         20567
200102               19991       28214          21790         21230
200105               20445       28764          22185         21332
200108               19503       26132          20791         19504
200111               19751       26255          20556         19586
200202               18511       25852          19971         19685
200205               18874       25364          20224         19730
200208               17197       21805          17966         17548
200211               17998       22391          19351         18428
200302               18170       20269          19660         18827
200305               20184       23534          21930         20582
200308               21005       25045          22536         20795
200311               23051       26648          23930         22494
--------------------------------------------------------------------------------
                                      AVERAGE ANNUAL TOTAL RETURNS
                                   PERIODS ENDED NOVEMBER 30, 2003
                                ------------------------------------ FINAL VALUE
                                    ONE         FIVE       TEN      OF A $10,000
                                   YEAR        YEARS      YEARS       INVESTMENT
--------------------------------------------------------------------------------
Convertible Securities Fund      28.07%        9.79%      8.71%          $23,051
Wilshire 5000 Index              19.01         0.78      10.30            26,648
CS First Boston
  Convertibles Index             23.66         8.28       9.12            23,930
Average Convertible
  Securities Fund*               22.06         7.03       8.44            22,494
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) NOVEMBER 30, 1993-NOVEMBER 30, 2003

                                                          CS FIRST
                        CONVERTIBLE                        BOSTON
                        SECURITIES                      CONVERTIBLES
                           FUND                             INDEX

1994                       -4.4                             -3.9
1995                       17.1                               24
1996                       14.9                             15.3
1997                       14.8                             15.4
1998                       -2.2                              1.4
1999                       24.8                             30.6
2000                        5.3                              1.5
2001                          4                             -3.6
2002                       -8.9                             -5.9
2003                       28.1                             23.7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED SEPTEMBER 30, 2003

This table presents average annual total returns through the latest calendar quarter--rather than through the end of the fiscal period. Securities and Exchange Commission rules require that we provide this information.

                                                                TEN YEARS
                                           ONE     FIVE  ----------------------
                        INCEPTION DATE    YEAR    YEARS   CAPITAL  INCOME  TOTAL
--------------------------------------------------------------------------------
Convertible Securities Fund   6/17/1986  25.60%   9.72%     3.60%   4.54%  8.14%
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.
Note: See Financial Highlights table on page 22 for dividend and capital gains information.

YOUR FUND'S AFTER-TAX RETURNS

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund's distributions, and
(2) assuming that an investor paid taxes on the fund's distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect the reduced tax rates on ordinary income (including qualified dividend income) and short-term capital gains that became effective as of January 1, 2003, and on long-term capital gains realized on or after May 6, 2003. Qualified dividend income is based on estimates for calendar year 2003. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund's performance--whether before or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED NOVEMBER 30, 2003

                                             ONE YEAR    FIVE YEARS    TEN YEARS
                                           -------------------------------------
CONVERTIBLE SECURITIES FUND
  Returns Before Taxes                         28.07%         9.79%        8.71%
  Returns After Taxes on Distributions         26.38          7.29         5.50
  Returns After Taxes on Distributions
    and Sale of Fund Shares                    18.02          6.83         5.42
--------------------------------------------------------------------------------

ABOUT YOUR FUND'S EXPENSES

All mutual funds have operating expenses. These expenses include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its net assets. This figure is known as the expense ratio.

A HYPOTHETICAL EXAMPLE

We believe it is important for you to understand the impact of costs on your investment. The following example illustrates the costs that you would incur over a 12-month period if you invested $10,000 in the fund, using the fund's actual return and operating expenses for the fiscal year ended November 30, 2003. The cost in dollars is calculated by applying the expense ratio to the average balance in the hypothetical account. For comparative purposes, we also list the average expense ratio for the fund's peer group, which is derived from data provided by Lipper Inc.

--------------------------------------------------------------------------------
                                 COST OF $10,000            FUND     PEER GROUP*
                              INVESTMENT IN FUND    EXPENSE RATIO  EXPENSE RATIO
--------------------------------------------------------------------------------
Convertible Securities Fund                  $96            0.84%          1.49%
--------------------------------------------------------------------------------
*Average Convertible Securities Fund.
The calculation assumes no shares were sold. Your actual costs may have been higher or lower, depending on the amount of your investment and your holding period. Peer-group ratio captures data through year-end 2002.


You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. This standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

FINANCIAL STATEMENTS                                            AS OF 11/30/2003

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

---------------------------------------------------------------------------
                                                   FACE              MARKET
                                                 AMOUNT              VALUE*
CONVERTIBLE SECURITIES FUND                       (000)               (000)
---------------------------------------------------------------------------
CONVERTIBLE BONDS (87.6%)
---------------------------------------------------------------------------
AUTO & TRANSPORTATION (7.3%)
Continental Airlines, Inc.
   4.50%, 2/1/2007                        $      19,400       $      17,169
(1)5.00%, 6/15/2023                               3,815               4,874
General Motors Corp.
   4.50%, 3/6/2032                                  192               4,825
Lear Corp.
   0.00%, 2/20/2022                              17,855               9,151
Mesa Air Group Inc.
(1)2.482%, 6/16/2023                              6,250               3,867
Navistar Financial Corp.
   4.75%, 4/1/2009                               19,235              19,908
                                                              -------------
                                                              $      59,794
                                                              -------------

CONSUMER DISCRETIONARY (20.4%)
CIBER Inc.
(1)2.875%, 12/15/2023                             1,970               2,009
The Walt Disney Co.
   2.125%, 4/15/2023                             11,750              12,293
Eastman Kodak Co.
(1)3.375%, 10/15/2033                             7,875               8,505
Echostar Communications Corp.
   5.75%, 5/15/2008                              20,715              21,802
iDine Rewards
(1)3.25%, 10/15/2023                              1,025                 922
IKON Office Solutions, Inc.
(1)5.00%, 5/1/2007                                1,600               1,530
Lamar Advertising Co.
   2.875%, 12/31/2010                             5,350               5,310
Liberty Media Corp.
(1)0.75%, 3/30/2023                              11,180              12,452
Lions Gate Entertainment
(1)4.875%, 12/15/2010                             5,135               5,289
Lowe's Cos., Inc.
   0.861%, 10/19/2021                             6,745               7,436
Memberworks, Inc.
(1)5.50%, 10/1/2010                               5,835               5,871
NCO Group, Inc.
   4.75%, 4/15/2006                              10,040              10,278
J.C. Penney & Co., Inc.
   5.00%, 10/15/2008                             16,345              17,509
The Pep Boys (Manny, Moe & Jack)
(1)4.25%, 6/1/2007                                  855                 943
   4.25%, 6/1/2007                               12,530              13,814
Royal Caribbean Cruises Ltd.
   0.00%, 5/18/2021                              13,733               7,210

---------------------------------------------------------------------------
                                                   FACE              MARKET
                                                 AMOUNT              VALUE*
CONVERTIBLE SECURITIES FUND                       (000)               (000)
---------------------------------------------------------------------------
Service Corp. International
   6.75%, 6/22/2008                       $      17,340       $      18,012
Triarc Cos., Inc
(1)5.00%, 5/15/2023                              10,710              11,540
   5.00%, 5/15/2023                               1,520               1,638
Waste Connections, Inc.
   5.50%, 4/15/2006                               2,445               2,641
                                                              -------------
                                                              $     167,004
                                                              -------------
CONSUMER STAPLES (0.1%)
Performance Food Group Co.
   5.50%, 10/16/2008                                915               1,169

FINANCIAL SERVICES (6.1%)
Fairfax Financial Holdings, Ltd.
(1)5.00%, 7/15/2023                               5,865               5,711
   5.00%, 7/15/2023                                 425                 414
HCC Insurance Holdings, Inc.
   1.30%, 4/1/2023                                5,285               5,510
Meristar Hospitality Corp. REIT
   9.50%, 4/1/2010                                6,420               7,551
Ohio Casualty Corp.
   5.00%, 3/19/2022                              13,785              14,250
Providian Financial Corp.
   3.25%, 8/15/2005                               7,290               6,935
United Rentals NA Inc.
(1)1.875%, 10/15/2023                             9,195               9,091
                                                              -------------
                                                              $      49,462
                                                              -------------
HEALTH CARE (16.3%)
Axcan Pharma Inc.
(1)4.25%, 4/15/2008                               7,140               8,854
Celgene Corp.
(1)1.75%, 6/1/2008                               10,675              12,716
Cephalon, Inc.
   2.50%, 12/15/2006                              2,000               1,875
Fisher Scientific International Inc.
(1)2.50%, 10/1/2023                              21,105              23,374
Invitrogen Inc.
   2.25%, 12/15/2006                              6,915               7,192
Ivax Corp.
   5.50%, 5/15/2007                              10,830              11,047
NPS Pharmaceuticals Inc.
(1)3.00%, 6/15/2008                               7,640               8,385
Pharmaceutical Resources, Inc.
(1)2.875%, 9/30/2010                              9,725              11,086
QLT Inc.
(1)3.00%, 9/15/2023                               4,910               5,953
Sunrise Assisted Living, Inc.
(1)5.25%, 2/1/2009                                1,570               1,811
   5.25%, 2/1/2009                               13,430              15,495
Valeant Pharmaceuticals International
(1)3.00%, 8/16/2010                              13,640              14,578
(1)4.00%, 11/15/2013                              9,720              10,534
                                                              -------------
                                                              $     132,900
                                                              -------------
OTHER ENERGY (2.0%)
Halliburton Co.
(1)3.125%, 7/15/2023                              2,530               2,524
Pride International, Inc.
(1)2.50%, 3/1/2007                                4,020               4,533
Reliant Resources, Inc.
(1)5.00%, 8/15/2010                               8,730               9,025
                                                              -------------
                                                              $      16,082
                                                              -------------

MATERIALS & Processing (2.0%)
Freeport-McMoRan Copper & Gold, Inc.
   7.00%, 2/11/2011                               1,495               2,499
Millennium Chemical
(1)4.00%, 11/15/2023                                785                 875
Placer Dome Inc. Cvt.
(1)2.75%, 10/15/2023                              2,765               3,252
Sealed Air Corp.
(1)3.00%, 6/30/2033                               9,415               9,733
                                                              -------------
                                                              $      16,359
                                                              -------------

PRODUCER DURABLES (6.1%)
American Tower Corp.
(1)3.25%, 8/1/2010                                7,290               8,818
Axcelis Technologies
   4.25%, 1/15/2007                               9,000               8,854
Photronics, Inc.
   4.75%, 12/15/2006                              1,470               1,448
Powerwave Technologies, Inc.
(1)1.25%, 7/15/2008                              10,570              10,475
Veeco Instruments, Inc.
   4.125%, 12/21/2008                            19,790              20,532
                                                              -------------
                                                              $      50,127
                                                              -------------

TECHNOLOGY (16.1%)
Acxiom Corp.
   3.75%, 2/15/2009                               1,240               1,350
Avaya Inc.
   0.00%, 10/31/2021                             14,550               8,930
Documentum, Inc.
(1)4.50%, 4/1/2007                                2,760               3,398
EDO Corp.
(1)5.25%, 4/15/2007                                 745                 775
   5.25%, 4/15/2007                               1,000               1,040
FEI Co.
(1)0.00%, 6/15/2023                               3,000               3,195
Flir Systems, Inc.
(1)3.00%, 6/1/2023                                8,515               8,994

---------------------------------------------------------------------------
                                                   FACE              MARKET
                                                 AMOUNT              VALUE*
CONVERTIBLE SECURITIES FUND                       (000)               (000)
---------------------------------------------------------------------------
Flextronics International Ltd.
(1)1.00%, 8/1/2010                        $       6,170       $       7,666
HNC Software, Inc.
(1)5.25%, 9/1/2008                                2,005               2,303
   5.25%, 9/1/2008                                8,750              10,052
International Rectifier Corp.
   4.25%, 7/15/2007                              11,230              11,216
LSI Logic
(1)4.00%, 5/15/2010                               9,290              10,533
Lucent Technologies, Inc.
   2.75%, 6/15/2023                               5,080               6,210
Nextel Communications, Inc.
   6.00%, 6/1/2011                               14,695              17,156
Nortel Networks Corp.
   4.25%, 9/1/2008                               21,875              20,645
Radisys Corp
(1)1.375%, 11/15/2023                             1,020               1,046
Vishay Intertechnology, Inc.
(1)3.625%, 8/1/2023                              12,940              17,153
                                                              -------------
                                                              $     131,662
                                                              -------------
UTILITIES (7.2%)
Calpine Corp.
   4.00%, 12/26/2006                              9,555               9,304
(1)4.75%, 11/15/2023                              9,910               9,192
Level 3 Communications, Inc.
   2.875%, 7/15/2010                              1,500               1,515
Mediacom Communications Corp.
   5.25%, 7/1/2006                                3,740               3,492
Primus Telecommunications Group, Inc.
   5.75%, 2/15/2007                              11,305              11,022
(1)3.75%, 9/15/2010                               8,410              12,005
Quanta Services Inc.
(1)4.50%, 10/1/2023                              11,455              12,171
                                                              -------------
                                                              $      58,701
                                                              -------------

OTHER (4.0%)
Gencorp, Inc.
   5.75%, 4/15/2007                               1,320               1,267
Tyco International Ltd.
   2.75%, 1/15/2018                               4,710               5,481
(1)2.75%, 1/15/2018                              22,160              25,789
                                                              -------------
                                                              $      32,537
                                                              -------------
---------------------------------------------------------------------------
TOTAL CONVERTIBLE BONDS (Cost $661,241)                       $     715,797
---------------------------------------------------------------------------
                                                                     MARKET
                                                                     VALUE*
                                                 SHARES               (000)
---------------------------------------------------------------------------
CONVERTIBLE PREFERRED STOCKS (9.1%)
---------------------------------------------------------------------------
Consumer Discretionary (0.8%)
Allied Waste Industries, Inc.
   6.25% Cvt. Pfd.                               73,610       $       5,200
Emmis Communications Corp.
   6.25% Cvt. Pfd.                               25,000               1,154
                                                              -------------
                                                              $       6,354
                                                              -------------
FINANCIAL SERVICES (4.0%)
Commerce Capital
(1)5.95% Cvt. Pfd.                               76,400               4,546
   5.95% Cvt. Pfd.                               74,400               4,427
New York Community Bancorp
   6.00% Cvt. Pfd.                               74,800               5,741
Reinsurance Group of America, Inc.
   5.75% Cvt. Pfd.                               65,000               3,767
United Rentals
   6.50% Cvt. Pfd.                              215,800               9,091
Washington Mutual, Inc.
(1)5.375% Cvt. Pfd.                              75,800               4,543
                                                              -------------
                                                              $      32,115
                                                              -------------
OTHER ENERGY (2.0%)
Chesapeake Energy Corp.
   5.00% Cvt. Pfd.                               66,100               6,808
Hanover Compressor Capital Trust
   7.25% Cvt. Pfd.                              175,700               7,862
Williams Cos., Inc.
(1)5.50% Cvt. Pfd.                               30,000               1,871
                                                              -------------
                                                              $      16,541
                                                              -------------

PRODUCER DURABLES (0.8%)
Xerox Corp.
   6.25% Cvt. Pfd.                               57,800       $       6,815
                                                              -------------
TECHNOLOGY (1.2%)
Lucent Technologies Capital Trust I
   7.75% Cvt. Pfd.                                9,570              10,183

UTILITIES (0.3%)
Dominion Resources, Inc.
   9.50% Cvt. Pfd.                               46,900               2,577

---------------------------------------------------------------------------
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $64,211)             $      74,585
---------------------------------------------------------------------------

---------------------------------------------------------------------------
                                                   FACE              MARKET
                                                 AMOUNT              VALUE*
                                                  (000)               (000)
---------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (17.1%)
---------------------------------------------------------------------------
Repurchase Agreements
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
   1.05%, 12/1/2003                       $      33,065       $      33,065
   1.05%, 12/1/2003--Note G                     106,795             106,795
---------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS (Cost $139,860)              $     139,860
---------------------------------------------------------------------------
TOTAL INVESTMENTS (113.8%) (Cost $865,312)                    $     930,242
---------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-13.8%)
---------------------------------------------------------------------------
Other Assets--Note C 16,173
Payables for Investment Securities Purchased                       (20,572)
Security Lending Collateral Payable to Brokers--Note G            (106,795)
Other Liabilities                                                   (1,858)
                                                              -------------
                                                                  (113,052)
                                                              -------------
---------------------------------------------------------------------------
NET ASSETS (100%)
---------------------------------------------------------------------------
Applicable to 62,642,817 outstanding $.001
  par value shares of beneficial interest
    (unlimited authorization)                                 $     817,190
---------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                                     $       13.05
===========================================================================
*See Note A in Notes to Financial Statements.
(1) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2003, the aggregate value of these securities was $344,310,000, representing 42.1% of net assets.

---------------------------------------------------------------------------
                                                        AMOUNT          PER
                                                         (000)        SHARE
---------------------------------------------------------------------------
AT NOVEMBER 30, 2003, NET ASSETS CONSISTED OF:
---------------------------------------------------------------------------
Paid-in Capital                                     $ 762,743      $ 12.18
Undistributed Net
   Investment Income                                    5,543          .09
Accumulated Net
   Realized Losses                                    (16,026)        (.26)
Unrealized Appreciation                                64,930         1.04
---------------------------------------------------------------------------
NET ASSETS                                          $ 817,190      $ 13.05
===========================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                     CONVERTIBLE SECURITIES FUND
                                                    YEAR ENDED NOVEMBER 30, 2003
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                         $     4,519
  Interest                                                               19,476
  Security Lending 180
--------------------------------------------------------------------------------
    Total Income                                                         24,175
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             1,996
    Performance Adjustment                                                  675
  The Vanguard Group--Note C
    Management and Administrative                                         1,548
    Marketing and Distribution                                               53
  Custodian Fees                                                             13
  Auditing Fees                                                              16
  Shareholders' Reports and Proxies                                          38
  Trustees' Fees and Expenses                                                 1
--------------------------------------------------------------------------------
    Total Expenses                                                        4,340
    Expenses Paid Indirectly--Note D                                         (6)
--------------------------------------------------------------------------------
Net Expenses                                                              4,334
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    19,841
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                   61,788
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    OF INVESTMENT SECURITIES                                             59,263
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS     $   140,892
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

--------------------------------------------------------------------------------
                                                    CONVERTIBLE SECURITIES FUND
                                          --------------------------------------
                                                    YEAR ENDED NOVEMBER 30,
                                          --------------------------------------
                                                   2003                    2002
                                                  (000)                   (000)
--------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                   $      19,841             $    12,083
  Realized Net Gain (Loss)                       61,788                 (31,620)
  Change in Unrealized Appreciation
    (Depreciation)                               59,263                  (7,239)

--------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets
    Resulting from Operations                   140,892                 (26,776)
--------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                         (16,869)                (12,489)
  Realized Capital Gain                              --                      --
--------------------------------------------------------------------------------
    Total Distributions                         (16,869)                (12,489)
--------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                        515,418                 104,042
  Issued in Lieu of Cash Distributions           14,331                  10,764
  Redeemed                                     (127,279)                (85,029)
--------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital
    Share Transactions                          402,470                  29,777
--------------------------------------------------------------------------------
    Total Increase (Decrease)                   526,493                  (9,488)
--------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                           290,697                 300,185
--------------------------------------------------------------------------------
  End of Period                           $     817,190             $   290,697
================================================================================

1 Shares Issued (Redeemed)
  Issued                                         44,868                   9,593
  Issued in Lieu of Cash Distributions            1,265                     970
   Redeemed                                     (10,983)                 (7,828)
--------------------------------------------------------------------------------
Net Increase (Decrease) in Shares
  Outstanding                             $      35,150             $     2,735
================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.




CONVERTIBLE SECURITIES FUND
---------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED NOVEMBER 30,
                                                   ------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     2003       2002       2001       2000       1999
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD             $10.57     $12.12     $12.68     $13.18    $11.10
---------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                             .41        .47        .53        .56       .52
  Net Realized and Unrealized Gain (Loss)
    on Investments                                 2.48      (1.53)      (.04)       .19      2.13
---------------------------------------------------------------------------------------------------
  Total from Investment Operations                 2.89      (1.06)       .49        .75      2.65
---------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income             (.41)      (.49)      (.54)      (.55)     (.57)
  Distributions from Realized Capital Gains          --         --       (.51)      (.70)       --
---------------------------------------------------------------------------------------------------
    Total Distributions                            (.41)      (.49)     (1.05)     (1.25)     (.57)
---------------------------------------------------------------------------------------------------

NET ASSET VALUE, END OF PERIOD                   $13.05     $10.57     $12.12     $12.68    $13.18
===================================================================================================

TOTAL RETURN                                     28.07%     -8.88%      3.98%      5.27%    24.85%
===================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)             $817       $291       $300       $323      $180
  Ratio of Total Expenses to
    Average Net Assets*                           0.84%      0.95%      0.71%      0.56%     0.55%
  Ratio of Net Investment Income to
    Average Net Assets                            3.82%      4.27%      4.21%      4.19%     4.30%
  Portfolio Turnover Rate                          127%       118%       156%       182%      162%
===================================================================================================
* Includes  performance-based  investment advisory fee increases  (decreases) of
0.13%, 0.21%, 0.01%, (0.14%), and (0.22%).

NOTES TO FINANCIAL STATEMENTS

Vanguard Convertible Securities Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date the securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

B. Oaktree Capital Management, LLC, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Credit Suisse First Boston Convertible Securities Index. For the year ended November 30, 2003, the investment advisory fee represented an effective annual basic rate of 0.38% of the fund's average net assets before an increase of $675,000 (0.13%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At November 30, 2003, the fund had contributed capital of $123,000 to Vanguard (included in Other Assets), representing 0.02% of the fund's net assets and 0.12% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund's custodian bank has agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended November 30, 2003, custodian fee offset arrangements reduced expenses by $6,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund's convertible preferred stock investments are treated as debt securities for tax purposes. During the year ended November 30, 2003, the fund realized gains of $435,000 from the sale of these securities, which are included in distributable net investment income for tax purposes; accordingly, such gains have been reclassified from accumulated net realized gains to undistributed net investment income.

For tax purposes, at November 30, 2003, the fund had $6,561,000 of ordinary income available for distribution. The fund had available realized losses of $16,034,000 to offset future net capital gains through November 30, 2010.

At November 30, 2003, net unrealized appreciation of investment securities for tax purposes was $64,930,000, consisting of unrealized gains of $68,364,000 on securities that had risen in value since their purchase and $3,434,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended November 30, 2003, the fund purchased $1,028,216,000 of investment securities and sold $626,776,000 of investment securities, other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at November 30, 2003, was $104,973,000, for which the fund held cash collateral of $106,795,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Trustees of Vanguard Convertible Securities Fund:

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Convertible Securities Fund (the "Fund") at November 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania

January 6, 2004

--------------------------------------------------------------------------------
SPECIAL 2003 TAX INFORMATION
  (UNAUDITED) FOR VANGUARD CONVERTIBLE SECURITIES FUND

This information for the fiscal year ended November 30, 2003, is included pursuant to provisions of the Internal Revenue Code.

For corporate shareholders, 6.6% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

The fund intends to distribute the maximum amount of qualified dividend income allowable. The amount of qualified dividend income distributed by the fund will be provided to individual shareholders on their 2003 Form 1099-DIV.
--------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better. research and plan your investments with confidence

Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

* Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.
* Find out how much to save for retirement and your children's college education-- by using our planning tools.
* Learn how to achieve your goals--by reading our PlainTalk(R) investment guides.
* Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.
* Look up fund price, performance history, and distribution information--in a snap. invest and manage accounts with ease

Log on to VANGUARD.COM to:

*    See what you own (at Vanguard and elsewhere) and how your  investments  are doing.
* Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.
*    Analyze your portfolio's holdings and performance.
* Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.
* Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

Are you taking full advantage of your individual retirement account? You really should be. The contribution limits on IRAs were recently raised, making these tax-deferred accounts more powerful options for retirement savers.

Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

------------------------------------------------------------------------------------------------------------
                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (112)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (112)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (112)                Chairman (JanuarySeptember 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (112)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL TRUSTEE              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (110)                Director of Vanguard Investment Series plc (Irish invest-ment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
Alfred M. Rankin, Jr. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (112)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. Lawrence Wilson    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (112)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceuti-cal distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. Gregory Barton     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (112)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
Thomas J. Higgins     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (112)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

[SHIP]
[THE VANGUARD GROUP(R) LOGO]
Post Office Box 2600
Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, PlainTalk, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through Vanguard.com. Prospectuses may also be viewed online.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 THE VANGUARD GROUP, INC.
ALL RIGHTS RESERVED.
VANGUARD MARKETING
CORPORATION, DISTRIBUTOR.

Q820 012004

ITEM 2: Code of Ethics. The Board of Trustees has adopted a code of ethics that applies to the principal executive officer, principal financial officer, principal accounting officer or controller of the Registrant and The Vanguard Group, Inc., and to persons performing similar functions.

ITEM 3: Audit Committee Financial Expert. All of the members of the Audit Committee have been determined by the Registrant's Board of Trustees to be Audit Committee Financial Experts. The members of the Audit Committee are: Charles D. Ellis, Rajiv L. Gupta, JoAnn Heffernan Heisen, Burton G. Malkiel, Alfred M. Rankin, Jr., and J. Lawrence Wilson. All Audit Committee members are independent under applicable rules.


ITEM 4: Not applicable.

ITEM 5: Not applicable.

ITEM 6: Reserved.

ITEM 7: Not applicable.

ITEM 8: Reserved.

ITEM 9: CONTROLS AND PROCEDURES.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant's internal control over financial reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10: EXHIBITS.  The following exhibits are attached hereto:
         (a) code of ethics
         (b) certifications

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

      VANGUARD CONVERTIBLE SECURITIES FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


      VANGUARD CONVERTIBLE SECURITIES FUND

BY:_____________(signature)________________
               (HEIDI STAM)
             JOHN J. BRENNAN*
         CHIEF EXECUTIVE OFFICER

Date: January 22, 2004

      VANGUARD CONVERTIBLE SECURITIES FUND

BY:_____________(signature)________________
               (HEIDI STAM)
            THOMAS J. HIGGINS*
               TREASURER

Date: January 22, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.